Investment Company Act File No. 811-23304

Invesco Exchange-Traded Self-Indexed Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

Dated September 5, 2019

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated September 5, 2019 for the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), relating to the series of the Trust listed below (the “Fund”), as it may be revised from time to time (the “Prospectus”).

Fund	Principal U.S. Listing Exchange	Ticker
Invesco BulletShares 2027 High Yield Corporate Bond ETF	NYSE Arca, Inc.	BSJR

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s Distributor, Invesco Distributors, Inc. (the “Distributor”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, or by calling toll free 1-800-983-0903.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on October 30, 2015 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of 55 funds. This SAI relates to one series of the Trust: Invesco BulletShares 2027 High Yield Corporate Bond ETF. The Fund is “non-diversified,” and as such, the Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Fund are referred to in this SAI as “Shares.”

The investment objective of the Fund is to seek to track the investment results (before fees and expenses) of its specific benchmark index (the “Underlying Index”).

Invesco Capital Management LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Invesco Ltd., manages the Fund. Invesco Indexing LLC (“Invesco Indexing”) is the index provider for the Underlying Index. Invesco Indexing is affiliated with the Adviser and the Distributor.

The Invesco BulletShares 2027 High Yield Corporate Bond ETF issues and redeems Shares at net asset value (“NAV”) in aggregations of 100,000 Shares (each a “Creation Unit” or a “Creation Unit Aggregation”). The Fund generally issues and redeems Shares at NAV in Creation Unit Aggregations principally for cash, calculated based on the NAV per Share, multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus certain transaction fees. The Fund also reserves the right to permit or require Creation Units to be issued in exchange for a basket of component securities included in its Underlying Index (the “Deposit Securities”), and/or an amount of cash in lieu of some or all of the Deposit Securities, together with the deposit of a specified cash payment (the “Cash Component”), plus certain transaction fees.

The Fund is expected to be approved for listing, subject to notice of issuance, on NYSE Arca, Inc. (the “Exchange”). Shares will trade throughout the day on the Exchange at market prices that may be below, at, or above NAV. In the event of the liquidation of the Fund, the Trust may decrease the number of Shares in a Creation Unit.

To the extent that the Fund issues or redeems Creation Units in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. To offset the added brokerage and other transaction costs the Fund incurs with using cash to purchase the requisite Deposit Securities, during each instance of cash creations or redemptions, the Fund may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions. For more information, see the section below titled “Creation and Redemption of Creation Unit Aggregations.”

EXCHANGE LISTING AND TRADING

There can be no assurance that the Fund, once listed, will continue to meet the requirements of the Exchange necessary to maintain the listing of its Shares. The Exchange may, but is not required to, remove the Shares from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares; (ii) the value of the Fund’s Underlying Index no longer is calculated or available; (iii) the Fund’s Underlying Index fails to meet certain continued listing standards of the Exchange; (iv) the “intraday indicative value” (“IIV”) of the Fund is no longer calculated or available; or (v) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on such Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

In order to provide additional information regarding the indicative value of Shares of the Fund, the Exchange or a market data vendor will disseminate every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means, an updated IIV for the Fund, as calculated by an information provider or market data vendor. The Trust is not involved in, or responsible for any aspect of, the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

The Fund is not sponsored, endorsed, or promoted by the Exchange or its affiliates. The Exchange makes no representation or warranty, express or implied, to the owners of Shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. The Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of Shares of the Fund to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Exchange and its affiliates have no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund.

The Exchange and its affiliates do not guarantee the accuracy and/or the completeness of the Underlying Index or the data included therein. The Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund, owners of the Shares, or any other person or entity from the use of the Underlying Index or the data included therein. The Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or the data included therein. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

INVESTMENT RESTRICTIONS

The Fund has adopted as fundamental policies the investment restrictions numbered (1) through (7) below. Except as otherwise noted below, the Fund, as a fundamental policy, may not:

(1)  Invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)  Borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

(3)  Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities.

(4)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(5)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)  Issue senior securities, except as permitted under the 1940 Act.

Except for restrictions (2), (4)(iii), and (7), if the Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of its portfolio, will not constitute a violation of that restriction. With respect to restrictions (2), (4)(iii), and (7), in the event that the Fund’s borrowings, repurchase agreements and loans of portfolio securities at any time exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings, repurchase agreements and loans of portfolio securities to an extent that such borrowings, repurchase agreements and loans of portfolio securities will not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans).

The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund also is subject to the following non-fundamental investment restrictions and policies, which may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. The Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(4)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

The Fund’s investment objective is a non-fundamental policy that the Board may change without approval by shareholders upon 60 days’ written notice to shareholders. In accordance with the 1940 Act, the Fund has adopted a non-fundamental policy to invest in securities suggested by the Fund’s name (“80% investment policy”). The Fund considers securities suggested by its name to be those securities that comprise its Underlying Index. The Fund will meet its 80% investment policy by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in such securities. The Fund will provide its shareholders with at least 60 days’ prior written notice of any change to its 80% investment policy.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

The Fund’s investment objective is to seek to track the investment results, before fees and expenses, of its Underlying Index. The Fund seeks to achieve its investment objective by investing primarily in securities that comprise its Underlying Index. The Fund operates as an index fund and will not be actively managed.

The Fund generally uses a “sampling” methodology to seek to achieve its investment objective. The Fund using a sampling methodology may not be as well-correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in the Underlying Index.

Investment Risks

A discussion of the principal risks associated with an investment in the Fund is contained in the Fund’s Prospectus in the “Summary Information—Principal Risks of Investing in the Fund,” “Additional Information About the Fund’s Strategies and Risks—Principal Risks of Investing in the Fund” and “—Additional Risks of Investing in the Fund” sections. The discussion below supplements, and should be read in conjunction with, these sections.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in the Fund also should be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of the companies issuing the securities change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The Fund is not actively managed, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the Fund’s portfolio unless the index provider removes the securities of such issuer from the Underlying Index.

Correlation and Tracking Error.  Correlation measures the degree of association between the returns of the Fund and its Underlying Index. The Fund seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at the Fund’s fiscal year-end by comparing the Fund’s average monthly total returns, before fees and expenses, to its Underlying Index’s average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of the Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns.

An investment in the Fund should be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index, because the total return that the securities generate will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind.

In addition, the use of a representative sampling approach (which may arise for a number of reasons, including a large number of securities within the Underlying Index, or the limited assets of the Fund) may cause the Fund not to be as well correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Underlying Index. It also is possible that, for short periods of time, the Fund may not replicate fully the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of its portfolio holdings. It also is possible that the composition of the Fund may not replicate exactly the composition of its Underlying Index if the Fund has to adjust its portfolio holdings to continue to qualify as a “regulated investment company” (a “RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Code”).

Bonds.  A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors. Some bonds may be “callable”—i.e., an issuer may have the right to redeem or “call” a bond before maturity. In such cases, the investor may have to reinvest the proceeds at lower market rates.

Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds, commonly are known as “floating-rate” or “variable-rate” bonds, bear income at an interest rate that is adjusted periodically, either at specific intervals (e.g., step-up bonds, which pay an initial, fixed coupon rate for a stated period, then a higher, pre-determined rate for subsequent periods) or upon the occurrence of a certain event (e.g., event-driven, rating-driven, and registration-driven bonds, which may change coupon rates upon the occurrence or non-occurrence of specified events, such as rating changes, failure to register a bond, or failure to complete a merger). Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds.

Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral). Some bonds may have embedded put options (i.e., a “puttable bond”) granting the holder the right to demand early repayment of principal. To repay the debt obligation represented by a bond, a company may establish a “sinking fund,” which represents revenue set aside over a period of time to repayment such debt.

The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the bonds may not be able to meet their obligations on interest or principal payments at the time called for by the bond.

High Yield Debt Securities.  The Fund may invest in high yield debt securities, which are rated below investment grade and commonly are known as “junk bonds.” Investment in high yield debt securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield debt securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield debt securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield debt securities.

The secondary market on which high yield debt securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield debt security, and could adversely affect the daily NAV per share of the Fund. When secondary markets for high yield debt securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting high yield debt securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Privately Issued Securities.  The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A (“Rule 144A Securities”) under the Securities Act. Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.

Ratings.  An investment grade rating means the security or issuer is rated investment-grade by S&P Global Ratings, a division of S&P Global Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or another nationally recognized statistical rating organization, or is unrated but considered to be of equivalent quality by the Adviser. Bonds rated Baa3 by Moody’s or BBB- by S&P or above are considered “investment grade” securities; bonds rated Baa3 are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics; and bonds rated BBB- are regarded as having adequate capacity to pay principal and interest.

U.S. Registered Securities of Foreign Issuers.  The Fund may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities, preferred securities of foreign issuers, or preferred securities otherwise exempt from registration. Investing in U.S. registered, dollar-denominated, investment grade bonds or preferred securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

U.S. Government Obligations.  The Fund may invest in short-term U.S. Government obligations. U.S. Government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds.

Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

Short-term obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (“FFCB”), are support only by the credit of the instrumentality.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage-backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac are also the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the U.S. Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). The U.S. Government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

The U.S. Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund holding securities of such issuer might not be able to recover their investment from the U.S. Government.

Repurchase Agreements.  The Fund may enter into repurchase agreements, which are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser for the Fund will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the custodian will hold the securities underlying the repurchase agreement at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Money Market Instruments.  The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality, as the Adviser determines; (iv) repurchase agreements; and (v) money market mutual funds, including affiliated money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Other Investment Companies.  The Fund may invest in the securities of other investment companies, including ETFs, non-exchange traded U.S. registered open-end investment companies (mutual funds), closed-end investment companies, or non-U.S. investment companies traded on foreign exchanges beyond the limits permitted under the 1940 Act, subject to certain terms and conditions set forth in an SEC exemptive order issued to an affiliate of the Trust in 2012 pursuant to Section 12(d)(2)(J) of the 1940 Act (the “2012 Order”). Absent such exemptive relief, the Fund’s investments in investment companies would be limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate. However, as a non-fundamental restriction, no Fund may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

Under the pertinent terms of the 2012 Order, the Fund may invest in registered investment companies in excess of the 3% limitations imposed by Sections 12(d)(1)(A) and 12(d)(1)(C) of the 1940 Act. The total amount of securities held by the Fund, both individually and when aggregated with all other shares of the acquired fund held by other registered investment companies or private investment pools advised by the Adviser or its affiliates (as well as shares held by the Adviser and its affiliates) cannot exceed 25% of the outstanding voting securities of the acquired investment company, and none of these entities (including the Fund) may individually or collectively exert a controlling influence over the acquired investment company. The Fund may not rely on the 2012 Order to acquire an investment company that itself has ownership of investment company shares in excess of the limitations contained in Section 12(d)(1)(A) of the 1940 Act. To the extent necessary to comply with the provisions of the 1940 Act or the 2012 Order, on any matter upon which an underlying investment company’s shareholders are solicited to vote, the Adviser will vote the underlying investment company shares in the same general proportion as shares held by other shareholders of the underlying investment company.

In addition, an affiliate of the Trust previously obtained exemptive relief in 2007 (which extends to the Trust) that allows other investment companies to acquire shares of the Fund in excess of the limitations imposed by Section 12(d)(1)(A) (the “2007 Order”). This relief is conditioned on those acquiring funds obtaining a participation agreement signed by both the acquiring fund and the Fund that it wishes to acquire in excess of the 12(d)(1)(A) limitations. If the Fund relies on the 2012 Order, it will not enter into a participation agreement pursuant to the 2007 Order, and if the Fund has a signed participation agreement in effect pursuant to the 2007 Order, it will not rely on the 2012 Order.

Illiquid Securities.  The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. For purposes of this 15% limitation, illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. The Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, the appropriate level of liquidity is being maintained, and will take steps to ensure it adjusts its liquidity consistent with the policies and procedures adopted by the Trust on behalf of the Fund. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Borrowing.  The Fund may borrow money up to the limits set forth in the section “Investment Restrictions” to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes. Borrowed money will cost the Fund interest expense and/or other fees. The costs of borrowing may reduce the Fund’s return. Borrowing also may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies. To the extent that the Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

Cybersecurity Risk.  The Fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Fund or their service providers or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed income stream with generally higher yields than those of common stock of the same or similar issuers, which tends to decrease in value when interest rates rise. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities.

Derivatives Risk.  The Fund may invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying asset, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund that invests in derivatives may change quickly and without warning.

For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the Fund uses derivatives to “hedge” a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the portfolio of the Fund. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), was signed into law in July 2010. The Dodd-Frank Act is still changing radically the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the Commodities Futures Trading Commission (“CFTC”) to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions. The CFTC and SEC finalized the definition of “swap” and “security-based swap. These definitions provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act also include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for and exchange trading of many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Fund. However, swap dealers, major market participants and swap counterparties are experiencing additional regulations, requirements, compliance burdens and associated costs. The new law and the rules may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on the Fund or its counterparties may impact the Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Fund, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which would adversely affect investors.

In December 2015, the SEC proposed a new exemptive rule that would regulate the use of derivatives and other transactions by investment companies registered under the 1940 Act, such as the Fund. The outcome and effect of this proposal cannot be predicted accurately. If the proposed rule is adopted, it could impact the Fund’s ability to invest or remain invested in derivatives and achieve their respective investment objectives. The Adviser continues to evaluate the potential impact of the new governmental regulation on the Fund and may have to make changes to the Fund’s strategies in the future.

Futures and Options.  The Fund may enter into futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund only will enter into futures contracts and options on futures contracts that are traded on an exchange. The Fund will use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. The Fund may enter into futures contracts to purchase security indices when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. The custodian will segregate assets committed to futures contracts to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Restrictions on the Use of Futures Contracts, Options on Futures Contracts and Swaps.  Rule 4.5 of the Commodity Exchange Act (“CEA”) significantly limits the ability of certain regulated entities, including registered investment companies such as the Trust, to rely on an exclusion that would not require its investment adviser to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”). However, under Rule 4.5, the investment adviser of a registered investment company may claim exclusion from registration as a CPO only if the registered investment company that it advises uses futures contracts solely for “bona fide hedging purposes” or limits its use of futures contracts for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions with respect to futures contracts do not exceed 5% of the liquidation value of the registered investment company’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the registered investment company’s portfolio (taking into account unrealized profits and unrealized losses on any such positions). The Adviser has claimed exclusion on behalf of the Fund under Rule 4.5, which effectively limits the Fund’s use of futures, options on futures, swaps, or other commodity interests. The Fund currently intends to comply with the terms of Rule 4.5 so as to avoid regulation as a commodity pool, and as a result, the ability of the Fund to utilize futures, options on futures, swaps, or other commodity interests may be limited in accordance with the terms of the rule, as well as any limits set forth in the Fund’s Prospectus and this SAI. The Fund therefore is not subject to CFTC registration or regulation as a commodity pool.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. The Fund is permitted to invest in these instruments as described in this SAI. However, the Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategy or the Prospectus.

While not anticipated, should the Fund invest in futures contracts for purposes that are not solely for “bona fide hedging” in excess of the limitations imposed by Rule 4.5, the Fund may be subject to regulation under the CEA and CFTC Rules as a commodity pool. Registration as a commodity pool may have negative effects on the ability of the Fund to engage in its planned investment program, while registration as a CPO imposes additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.

Leverage.  The Fund may use leverage to a limited extent in the limited manner set forth above under “Borrowing.” Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of the Fund’s shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Since any decline in value of the Fund’s investments will be borne entirely by the Fund’s shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in NAV than if the Fund were not so leveraged. Leveraging will create interest and other expenses for the Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. The Fund’s policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Fund’s policies.

Lending Portfolio Securities.  From time to time, the Fund (as the Adviser shall so determine) may lend its portfolio securities (principally to brokers, dealers or other financial institutions) to generate additional income. Such loans are callable at any time and are secured continuously by segregated cash collateral equal to at least 102% (105% for international securities) of the market value, determined daily, of the loaned securities. The Fund may lend portfolio securities to the extent of one-third of its total assets. The Fund will loan its securities only to parties that the Adviser has determined are in good standing and when, in the Adviser’s judgment, the potential income earned would justify the risks.

The Fund will not have the right to vote securities while they are on loan, but it will recall securities on loan if the Adviser determines that the shareholder meeting is called for purposes of voting on material events that could have a material impact on the Fund’s loaned securities and for which the vote could be material to the Fund. The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and “gap risk” (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).

Any cash received as collateral for loaned securities will be invested, in accordance with the Fund’s investment guidelines, in an affiliated money market fund. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether the Fund is complying with its investment policies, strategies and restrictions, the Fund or the Adviser will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. The Fund will bear any loss on the investment of cash collateral. The Fund may have to pay the borrower a fee based on the amount of cash collateral.

For a discussion of the federal income tax considerations relating to lending portfolio securities, see “Taxes.”

Structured Notes.  The Fund is permitted to invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps the Fund would be subject to the credit risk of the corporate credit instruments underlying the credit default swaps. If one of the underlying corporate credit instruments defaults, the Fund may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks.

Swap Agreements.  The Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, municipal market data rate locks and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities or ETFs. Forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap. A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities or ETFs. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.

The Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) that the Fund might enter into require the parties to calculate the obligations of the parties to the agreement on a “net basis.” Swap agreements may not involve the delivery of securities or other underlying assets. Consequently, the Fund’s obligations (or rights) and risk of loss under such a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

The Fund is required to cover its swaps positions in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder in order to limit the risk associated with the use of leverage and other related risks. The Fund’s obligations under a swap agreement (other than a CDS for which the Fund is the seller) would be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty would be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered would not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities and, accordingly, would not treat them as subject to the Fund’s borrowing restrictions. For swaps that are not cash settled, the Fund will earmark or segregate cash or liquid assets with a value at least equal to the full notional amount of the swaps (minus any amounts owed to the Fund) or enter into offsetting transactions. For swaps that are cash settled, the Fund may designate or segregate on its records cash or liquid assets equal to the Fund’s next daily marked-to-market net obligations under the swaps, if any, rather than the full notional amount. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. By earmarking or designating assets equal to only its net obligation under cash-settled swaps, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to earmark or segregate assets equal to the full notional amount of such swaps.

Because they may be two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund would not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer or, in the case of a cleared swap, the clearinghouse. The counterparty would generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund would earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where the Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund would be required to earmark and reserve the full notional amount of the credit default swap.

The Fund may also enter into swaps on an index, including credit default index swaps (CDX), which are swaps on an index of credit default swaps. For example, a commercial mortgage-backed index (CMBX) is a type of CDX made up of 25 tranches of commercial mortgage-backed securities rather than CDS. Unlike other CDX contracts where credit events are intended to capture an event of default, CMBX involves a pay-as-you-go settlement process designed to capture non-default events that affect the cash flow of the reference obligation. Pay-as-you-go settlement involves ongoing, two-way payments over the life of a contract between the buyer and the seller of protection and is designed to closely mirror the cash flow of a portfolio of cash commercial mortgage-backed securities.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. The Adviser under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the ability of the Fund to enter into a swap agreement. Depending on the Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison. Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected. Swaps traded in the over-the-counter market are subject to margin requirements which, once implemented, may increase the cost to the Fund of engaging in such transactions.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

PORTFOLIO TURNOVER

The Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions. At the date of this SAI, the Fund is new and has no operating history, and therefore portfolio turnover information is not yet available.

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule.  The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust also discloses a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.

The Trust’s Forms N-PORT and Forms N-CSR on behalf of the Fund will be available on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-PORT and Forms N-CSR will be available without charge, upon request, by calling 1-630-933-9600 or 1-800-983-0903 or by writing to the Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Portfolio Holdings Policy.  The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

The Fund’s portfolio holdings are disseminated publicly each day that the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, for in-kind creations, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is disseminated publicly each day prior to the opening of the Exchange via www.invesco.com/capitalmarkets and the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Trust, the Adviser and The Bank of New York Mellon (“BNYM” or the “Administrator”) will not disseminate non-public information concerning the Trust.

Access to information concerning the Fund’s portfolio holdings may be permitted at other times to personnel of third-party service providers, including the Fund’s custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Fund.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Trust currently has ten Trustees. Nine Trustees are not “interested,” as that term is defined under the 1940 Act, and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the “Independent Trustees”). The remaining Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The “Fund Complex” includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the “Fund Family” consists of the Trust and five other ETF trusts advised by the Adviser.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	246	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	246	None

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	President of Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director of The Boeing Company (2009-Present); Trustee of MITRE Corporation (federally-funded research development) (2008-Present); Director of THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development)	246	Trustee, certain funds in the Oppenheimer Funds complex (2013-2019); Director of Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director of QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman of Alenia North America, Inc. (military and defense products) (2008-2009); Director of SRA International, Inc. (information technology and services) (2008- 2011).

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			(2010-Present); Defense Advisory Board Member Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc.; Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005) and Commander, U.S. Joint Forces Command (2002-2005).

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms).	246	Trustee (2000-Present) and Chair (2010-2017) of Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018) of United Educators; Independent Director of the First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005).

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2016	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	246	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee and Trustee since 2016	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	246	Advisory Board Member of Performance Trust Capital Partners (2008-Present); Board Director of Beacon Power Services (2019-Present).

Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (alternative investments) (2005-2006); Credit Suisse (investment banking), Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); Morgan Stanley, Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer	246	Board Director of Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director of The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present) of Independent Directors Council (IDC); Board Member of 100 Women in Finance (2015-Present); Advisory Council Member of Morgan Stanley Children’s Hospital (2012- Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			(temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).		Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010).

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Senior Vice President of Global Finance and Chief Financial Officer of RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	246	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman and Trustee since 2016	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief	246	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years

Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2015	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President	246	None

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
(2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.

*	This is the date the Interested Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2016	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2015	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2016	Manager, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC (2013-2019); Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date the officer began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

The Fund is newly established. As of the date of this SAI, none of the Trustees held equity securities in the Fund. As of December 31, 2018, each Trustee, except for Admiral Edmund P. Giambastiani, Jr., Ms. Victoria J. Herget and Ms. Joanne Pace, held in the aggregate over $100,000 in equity securities in all of the registered investment companies overseen by the Trustees in the Fund Family. The dollar range of Shares for Mr. Lim includes shares of certain funds in which Mr. Lim is deemed to be invested pursuant to the Trust’s deferred compensation plan (“DC Plan”), which is described below.

As of the date of this SAI, as to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Board and Committee Structure.  As noted above, the Board is responsible for oversight of the Fund, including oversight of the duties performed by the Adviser for the Fund under the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings five times a year and may meet more often as required. During the fiscal year ended August 31, 2019, the Board held seven meetings.

The Board has three standing committees, the Audit Committee, the Investment Oversight Committee and the Nominating and Governance Committee and has delegated certain responsibilities to those Committees.

Mr. Kole (Chair), Ms. Pace, and Messrs. Wicker and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the fiscal year ended August 31, 2019, the Audit Committee held eight meetings.

Messrs. Bagge and Barre, Admiral Giambastiani, Ms. Herget and Mr. Lim (Chair) currently serve as members of the Investment Oversight Committee. The Investment Oversight Committee has the responsibility, among other things, (i) to review fund investment performance, including tracking error and correlation to its underlying index, (ii) to review any proposed changes to a fund’s investment policies, comparative benchmark indices or underlying index, and (iii) to review a fund’s market trading activities and portfolio transactions. During the fiscal year ended August 31, 2019, the Investment Oversight Committee held four meetings.

Messrs. Bagge (Chair) and Barre, Admiral Giambastiani, Ms. Herget, Messrs. Kole and Lim, Ms. Pace, and Messrs. Wicker and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption “Shareholder Communications.” During the fiscal year ended August 31, 2019, the Nominating and Governance Committee held five meetings.

Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. Mr. Bagge, as Chair of the Nominating and Governance Committee, serves as vice chair of the Board (the “Vice Chair”). In the absence of the Independent Chair, the Vice Chair is responsible for all of the Independent Chair’s duties and may exercise any of the Independent Chair’s powers. The Chairs of each Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of funds in the Fund Family overseen by the Trustees, the size of the Board and the nature of the funds’ business, as the Interested Trustee and officers of the Trust provide the Board with insight as to the daily management of the funds while the Independent Chair promotes independent oversight of the funds by the Board.

Risk Oversight.  The Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of the Fund, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Fund’s investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Fund’s investment objective, policies and restrictions, and reviews any areas of non-compliance with the Fund’s investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes.  As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, the following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003 and as Vice Chair with the Fund Family since 2018. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Mr. Bagge serves as a Trustee and a member of the Investment Oversight Committee of Mission Aviation Fellowship. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He served as Assistant Professor of Business at Trinity Christian College from 2010 to 2016. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2007, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome’s senior executive position with Invesco Ltd.

Admiral Giambastiani has served as a trustee with the Fund Family since 2019. He founded Giambastiani Group LLC in 2007 and has since served as its President. He has served as Director of The Boeing Company since 2009, as Director of THL Credit, Inc. since 2016, as Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program since 2010, as an Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory since 2010, as Trustee of MITRE Corporation since September 2008 and as a Defense Advisory Board Member of Lawrence Livermore National Laboratory 2013. Previously, he served as Trustee of certain funds in the Oppenheimer Funds complex (2013-2019), an Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016), Director of Mercury Defense Systems Inc. (2011-2013), Independent Director of QinetiQ Group Plc (2008-2011), Chairman (2015- 2016), Lead Director (2011-2015) and Director (2008-2011) of Monster Worldwide, Inc., and Chairman of

Alenia North America, Inc. (2008-2009) and Director of SRA International, Inc. (2008-2011). Admiral Giambastiani also served in the United States Navy as a career nuclear submarine officer (1970-2007), as Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), as the first NATO Supreme Allied Commander Transformation (2003-2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Directors of National Intelligence and Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. The Board considered the executive and operations experience that Admiral Giambastiani has gained over the course of his career and through his financial industry experience.

Ms. Herget has served as a trustee with the Fund Family since 2019. She has served as Trustee of Mather LifeWays since 2001, as Chair (2010-2017) and Trustee of Newberry Library since 2000, and as Trustee of Chikaming Open Lands since 2014. Previously, she served as Board Chair (2008-2015) and Director (2004-2018) of United Educators Insurance Company, as Trustee of certain funds in the Oppenheimer Funds complex (2012-2019) and as Independent Director of the First American Funds (2003-2011). Ms. Herget served as Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms), as Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College and as Trustee of BoardSource (2006-2009) and Chicago City Day School (1994-2005). The Board considered the executive, financial and investment experience that Ms. Herget has gained over the course of her career and through her financial industry experience.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee with the Fund Family since 2008. He has been the Senior Director of Finance of By the Hand Club for Kids since 2015. Previously, he was the Chief Financial Officer of Hope Network from 2008 to 2012 and he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Regional Chief Financial Officer of United Healthcare (2005), Chief Accounting Officer and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004 and Audit Partner at Arthur Andersen LLP from 1996 to 2000. Mr. Kole has served as Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015) of Thornapple Evangelical Covenant Church and previously served as Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017) of NorthPointe Christian Schools. The Board has determined that Mr. Kole qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Lim has served as a trustee with the Fund Family since 2013 and Chairman of the Investment Oversight Committee with the Fund Family since 2014. He has been a Managing Partner of RDG Funds LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel LLC (1999-2007). Prior to his employment with Citadel LLC, he was a Managing Director with Salomon Brothers Inc. Mr. Lim has served as an Advisory Board Member of Performance Trust Capital Partners, LLC (2008-Present) and as a Board Director of Beacon Power Services, Corp. (2019-Present). The Board considered the executive, financial, operations and investment experience that Mr. Lim has gained over the course of his career and through his financial industry experience.

Ms. Pace has served as a trustee with the Fund Family since 2019. She has served as Board Director of Horizon Blue Cross Blue Shield of New Jersey since 2012, as an Advisory Board Director of The Alberleen Group LLC since 2012, as Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC), as a Board Member of 100 Women in Finance since 2015 and as an Advisory Council Member of Morgan Stanley Children’s Hospital since 2012. Previously, she has served as Trustee of certain funds in the Oppenheimer Funds complex (2012-2019), as Senior Advisor of SECOR Asset Management, LP (2010-2011), as Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010) and as Partner and Chief Operating Officer of FrontPoint Partners, LLC (2005-2006). Ms. Pace also held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of

Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004) and held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). She also served as Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012), as Board Director of Managed Funds Association (2008-2010) and as Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). The Board has determined that Ms. Pace qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial, operations and investment experience that Ms. Pace has gained over the course of her career and through her financial industry experience.

Mr. Wicker has served as a trustee with the Fund Family since 2013. He has served as Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries since 2013. Previously, he was the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Prior to his employment with Zondervan Publishing, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was Senior Manager in the Audit and Business Advisory Services Group of Price Waterhouse (1994-1996). Mr. Wicker has served as a Board Member and Treasurer of Our Daily Bread Ministries Canada (2015-Present) and as a Board and Finance Committee Member of West Michigan Youth For Christ (2010-Present). The Board has determined that Mr. Wicker qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair with the Fund Family since 2012. He also served as lead Independent Trustee in 2011. He has served as the Chairman, President and Chief Executive Officer of McHenry Bancorp Inc. and McHenry Savings Bank since 2018. He has served as the Chairman and Chief Executive Officer of Stone Pillar Advisors, Ltd. since 2010. Previously, he was President and Chief Executive Officer of Stone Pillar Investments, Ltd. (2016-2018). He was also the Chairman, President and Chief Executive Officer of Community Financial Shares, Inc. and its subsidiary, Community Bank—Wheaton/Glen Ellyn (2013-2015). He also was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. Mr. Wilson has served as a Director of Penfield Children’s Center (2004-Present) and as Board Chairman of Gracebridge Alliance, Inc. (2015-Present). The Board has determined that Mr. Wilson qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during at least the past five years are shown in the above tables.

Effective January 1, 2019, for his or her services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee receives an annual retainer of $320,000 (the “Retainer”). The Retainer for the Independent Trustees is allocated half pro rata among all the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. The Independent Chair receives an additional $120,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. The chair of the Audit Committee receives an additional fee of $35,000 per year and the chairs of the Investment Oversight Committee and the Nominating and Governance Committee each receive an additional fee of $20,000 per year, each allocated in the same manner as the Retainer. Prior to January 1, 2019, the Retainer was $290,000, the additional fee paid to the Independent Chair was $100,000 per year, the additional fee paid to the Audit Committee Chair was $28,000 per year and the additional fee paid to each chair of the Investment Oversight Committee and the Nominating and Governance Committee was $17,000 per year. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust’s DC Plan allows each Independent Trustee to defer payment of all, or a portion, of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return of one or more registered investment companies within the Fund Family that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of a fund. The Independent Trustees are not eligible for any pension or profit sharing plan in their capacity as Trustees.

The following sets forth the fees paid to each Trustee for the fiscal year ended August 31, 2019.

Name of Trustee	Aggregate Compensation From Trust (1)	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex (2)
Independent Trustees

Ronn R. Bagge	$46,044	N/A	$329,000

Todd J. Barre	$43,383	N/A	$310,000

Edmund P. Giambastiani, Jr. (3)	$19,565	N/A	$80,000

Victoria J. Herget (3)	$19,565	N/A	$80,000

Marc M. Kole	$47,961	N/A	$342,667

Yung Bong Lim	$46,044	N/A	$329,000

Joanne Pace (3)	$19,565	N/A	$80,000

Gary R. Wicker	$43,383	N/A	$310,000

Donald H. Wilson	$59,258	N/A	$423,333

Unaffiliated Trustee (4)

Philip M. Nussbaum (5)	$3,012	N/A	$24,167

Interested Trustee

Kevin M. Carome	N/A	N/A	N/A

(1)	Because the Fund had not commenced operations as of August 31, 2019, the Fund did not pay any portion of the amounts shown in this table.
(2)

The amounts shown in this column represent the aggregate compensation paid by all funds of the trusts in the Fund Family (except as noted in the prior footnote) for the fiscal year ended August 31, 2019 before deferral by the Trustees under the DC Plan. During the fiscal year ended August 31, 2019, Mr. Lim deferred 100% of his compensation, which amounts are reflected in the above table.

(3)

Admiral Giambastiani, Ms. Herget and Ms. Pace were appointed as trustees of the Trust effective May 24, 2019, and their compensation amounts shown in the above table are for the period May 24, 2019 through August 31, 2019.

(4)

The Unaffiliated Trustee is an officer of a company that engaged in securities transactions with clients advised by the sub-adviser to one or more funds in the Fund Family, which clients do not include any of the Funds, but was not an affiliated person of the Adviser.

(5)	Mr. Nussbaum resigned from the Board effective September 19, 2018. The Adviser paid Mr. Nussbaum $24,167 on behalf of the Fund Complex for the period September 1, 2018 through September 19, 2018.

Portfolio Holdings.  As of the date of this SAI, the Trustees and officers, as a group, owned none of the Fund’s outstanding Shares.

Principal Holders and Control Persons.  The Fund is new and, as of the date of this SAI, no person owned of record more than 5% of the outstanding Shares.

Shareholder Communications.  Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). Shareholders may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Investment Adviser.  The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Fund. The Adviser also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Invesco Capital Management LLC, organized February 7, 2003, is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco Ltd. is the parent company of Invesco Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Portfolio Managers.  The Adviser uses a team of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees a team of the Portfolio Managers responsible for the day-to-day management of the Fund. Mr. Hubbard receives management assistance from Jeffrey W. Kernagis, Greg Meisenger and Jeremy Neisewander.

As of June 30, 2019, Mr. Hubbard managed 224 registered investment companies with a total of approximately $122.7 billion in assets, 86 other pooled investment vehicles with approximately $107.7 billion in assets and no other accounts.

As of June 30, 2019, Mr. Kernagis managed 55 registered investment companies with a total of approximately $35.8 billion in assets, 48 other pooled investment vehicles with approximately $3.8 billion in assets and no other accounts.

As of June 30, 2019, Mr. Meisenger managed 50 registered investment companies with a total of approximately $32.1 billion in assets, no other pooled investment vehicles and no other accounts.

As of June 30, 2019, Mr. Neisewander managed 32 registered investment companies with a total of approximately $11.5 billion in assets, no other pooled investment vehicles and no other accounts.

To the extent that any of these registered investment companies, other pooled investment vehicles or other accounts pay advisory fees that are based on performance (“performance-based fees”), information on those accounts is specifically broken out.

Because the portfolio managers of the Adviser may manage assets for other investment companies, pooled investment vehicles and/or other accounts, there may be an incentive to favor one client over another, resulting in conflicts of interest. A conflict of interest could exist to the extent that the Adviser has proprietary investments in certain accounts, where Portfolio Managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser employee benefits and/or deferred compensation plans. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Although the other funds that the Portfolio Managers manage may have different investment strategies, the Adviser does not believe that management of these different funds presents a material conflict of interest for the Portfolio Managers or the Adviser.

Description of Compensation Structure.  The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Portfolio Holdings.  As of the date of this SAI, the Fund has not yet commenced investment operations, and none of the Portfolio Managers beneficially own any Shares.

Investment Advisory Agreement.  Pursuant to an Investment Advisory Agreement between the Adviser and the Trust, the Adviser is responsible for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses and other extraordinary expenses (as set forth under the Investment Advisory Agreement). For the Adviser’s services, the Fund has agreed to pay an annual unitary management fee equal to a percentage of its average daily net assets set forth in the chart below (the “Advisory Fee”).

Fund	Advisory Fee
Invesco BulletShares 2027 High Yield Corporate Bond ETF	0.42%

The Fund may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that the Fund incurs through such investments is in addition to the Adviser’s unitary management fee. Therefore, the Adviser has agreed to waive the management fees that it receives in an amount equal to the indirect management fees that the Fund incurs through its investments in affiliated money market funds through August 31, 2021. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues in effect only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.

Payments to Financial Intermediaries.  The Adviser, the Distributor and/or their affiliates may enter into contractual arrangements with certain broker-dealers, banks and other financial intermediaries (each, an “Intermediary” and together, the “Intermediaries”) that the Adviser, the Distributor and/or their affiliates believe may benefit the Fund. Pursuant to such arrangements, the Adviser, the Distributor and/or their affiliates may provide cash payments or non-cash compensation, from their own assets and not from the assets of the Fund, to Intermediaries for certain activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including the Fund; or for other activities, such as marketing, presentations, educational training programs, conferences, data collection and provision, technology support, the development of technology platforms and reporting systems, and providing their customers with access to the Fund via online platforms.

Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by the Fund, payments to Intermediaries are not financed by the Fund and therefore do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or reduce the amount received by a shareholder as proceeds from the redemption of Shares. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus.

The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to that Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her intermediary firm.

As of the date of this SAI, as amended or supplemented from time to time, the Intermediaries receiving such payments include Charles Schwab & Co., Inc., E*TRADE Savings Bank, Morgan Stanley Smith Barney LLC, Pershing LLC, Premier Issuer Program offered by CLS Investments, LLC, Raymond James Financial Services, Inc., TD Ameritrade Exchange-Traded Fund Market Center Program, Trust Company of America, National Financial Services LLC and Fidelity Brokerage Services LLC.

Please contact your salesperson, adviser, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive. Any payments made, or financial incentives offered, by the Adviser, Distributor and/or their affiliates to an Intermediary may create the incentive for the Intermediary to encourage customers to buy Shares.

Administrator.  BNYM serves as administrator for the Fund. Its principal address is 240 Greenwich Street, New York, New York 10286.

BNYM serves as Administrator for the Fund pursuant to a fund administration and accounting agreement (the “Administrative Services Agreement”) with the Trust. Under the Administrative Services Agreement, BNYM is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BNYM generally will assist in many aspects of the Trust’s and the Fund’s operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers), assisting in preparing reports to shareholders or investors; assist in the preparation and filing of tax returns; supply financial information and supporting data for reports to and filings with the SEC; and supply supporting documentation for meetings of the Board.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

Custodian, Transfer Agent and Fund Accounting Agent.  BNYM, (the “Custodian” or “Transfer Agent”), located at 240 Greenwich Street, New York, New York 10286, also serves as custodian for the Fund pursuant to a custodian agreement. As Custodian, BNYM holds the Fund’s assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent for the Fund pursuant to a transfer agency agreement. Further, BNYM serves as Fund accounting agent pursuant to the fund accounting agreement. As compensation for the foregoing services, BNYM may be reimbursed for its out-of-pocket costs, and receive transaction fees and asset-based fees, which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Distributor.  Invesco Distributors, Inc. (previously defined as the “Distributor”) is the distributor of the Fund’s Shares. The Distributor’s principal address is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Fund’s Shares. The Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Securities Lending Arrangement.  The Fund may participate in a securities lending program (the “Program”) pursuant to a securities lending agreement that establishes the terms of the loan, including collateral requirements. While collateral may consist of cash, U.S. Government securities, letters of credit, or such other collateral as may be permitted under the Fund’s investment policy, the Adviser currently accepts only cash collateral under the Program. A fund participating in the Program may lend securities to securities brokers and other borrowers. The Adviser renders certain administrative services to the Fund that engage in securities lending activities, which includes: (a) overseeing participation in the Program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with the Adviser’s instructions and with procedures adopted by the Board; (d) monitoring the creditworthiness of the agent and borrowers to ensure that securities loans are effected in accordance with the Adviser’s risk policies; (e) preparing appropriate periodic Board reports with respect to securities lending activities; (f) responding to agent inquiries; and (g) performing such other duties as may be necessary.

BNYM serves as the securities lending agent for the Program.

The securities lending agent provides the following services for the Fund in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Fund; (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) monitoring daily the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms; (v) selecting securities to be loaned subject to guidelines or restrictions provided by the Fund; (vi) recordkeeping and account servicing; (vii) monitoring dividend/distribution activity and material proxy votes relating to loaned securities; and (viii) arranging for return of loaned securities to the Fund at loan termination.

Aggregations.  The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver a Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository for Shares” below).

Index Provider.  Invesco Indexing is the index provider for the Underlying Index. The Adviser has entered into a license agreement with Invesco Indexing to use the Underlying Index. The Adviser pays licensing fees to Invesco Indexing from the Adviser’s management fees or other resources for the use of the Underlying Index and related trademarks and trade names. The Adviser, in turn, has entered into a sub-licensing arrangement with the Fund to permit the Fund to use its Underlying Index. The Fund does not pay a fee for the use of its Underlying Index.

Set forth below is the Fund and the Underlying Index upon which it is based.

Fund	Underlying Index
Invesco BulletShares 2027 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2027 Index

Invesco Indexing is affiliated with the Adviser and the Distributor. The Adviser has in place a code of ethics designed to prevent misuse of non-public index information.

BROKERAGE TRANSACTIONS AND COMMISSIONS ON AFFILIATED TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement its policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser currently does not participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among the Fund, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

Purchases and sales of fixed-income securities for the Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the ask prices).

When the Fund purchases a newly issued security at a fixed price, the Adviser may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset the Fund’s management expenses.

Affiliated Transactions.  The Adviser may place trades with Invesco Capital Markets, Inc. (“ICMI”) a broker-dealer with whom it is affiliated, provided the Adviser determines that ICMI’s trade execution abilities and costs are at least comparable to those of non-affiliated brokerage firms with which the Adviser could otherwise place similar trades. ICMI receives brokerage commissions in connection with effecting trades for the Fund and, therefore, use of ICMI presents a conflict of interest for the Adviser. Trades placed through ICMI, including the brokerage commissions paid to ICMI, are subject to procedures adopted by the Board.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware Statutory trust on October 30, 2015 pursuant to a Declaration of Trust (the “Declaration”).

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, without shareholder approval. The Declaration provides that the assets associates solely with any series shall be held and accounted for separately from the assets of the Trust generally or of any other series, and that liabilities belonging to a particular series shall be enforceable only against the assets belonging to that series and not against the assets of the Trust generally or against the assets belonging to any other series.

Each Share issued by the Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and other distributions declared by the Board with respect to the Fund and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. The Trustees may, except in limited circumstances, amend or supplement the Declaration of Trust without shareholder vote. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Fund, and ownership of Shares may be disclosed by the Fund if so required by law or regulation.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 33% of the outstanding Shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose by written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

The Trust’s bylaws require that to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act, the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, shall be the sole and exclusive forum for any shareholder (including a beneficial owner of shares) to bring derivatively or directly (i) any claim, suit, action or proceeding brought on behalf of the Trust, (ii) any claim, suit, action or proceeding asserting a claim for breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s shareholders, (iii) any claim, suit, action or proceeding asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of Delaware statutory or common law, or any federal or state securities law, in each case as amended from time to time, or the Trust’s Declaration of Trust or bylaws; or (iv) any claim, suit, action or proceeding asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Book Entry Only System.  The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Shares.  Shares are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting.  The Board has delegated responsibility for decisions regarding proxy voting for securities the Fund holds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board periodically will review the Fund’s proxy voting record.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund will be available at no charge upon request by calling 1-800-983-0903 or by writing to Invesco Exchange-Traded Self-Indexed Fund Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Trust’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

Codes of Ethics.  Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the “Ethics Codes”). The Ethics Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Ethics Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Ethics Codes permit personnel subject to the Ethics Codes to invest in securities subject to certain limitations, including securities that the Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Ethics Codes are on file with the SEC and are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Ethics Codes may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

Additional Information Concerning the Index Provider.  Invesco Indexing, the Index Provider of the Underlying Index, is an affiliated person of the Adviser. As is the case with any use of an affiliated index provider by any ETF, this relationship poses potential conflicts. For example, a conflict exists that an affiliated person of the Index Provider or the Adviser could attempt to influence the index security selection process for the Underlying Index to the benefit of the Fund. Additionally, potential conflicts could arise with respect to the personal trading activity of personnel of the affiliated person who may have access to or knowledge of changes to the Underlying Index’s composition methodology or the constituent securities in the Underlying Index prior to the time that information is publicly disseminated. The Adviser believes that existing protections under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) help mitigate these potential conflicts of interest, as discussed below.

The Adviser has adopted written policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules thereunder, pursuant to Rule 206(4)-7 under the Advisers Act. These include policies and procedures that are designed to minimize potential conflicts of interest among the Fund and any other client accounts managed by the Adviser, and include cross trading policies, as well as policies designed to ensure the equitable allocation of portfolio transactions and brokerage commissions. In addition, the Adviser has adopted policies and procedures as required under Section 204A of the Advisers Act, which are reasonably designed in light of the nature of its business to prevent the misuse, in violation of the Advisers Act or the Exchange Act or the rules thereunder, of material non-public information by the Adviser or associated persons (“Inside Information Policy”). In accordance with the Adviser’s Code of Ethics (discussed below) and the Insider Information Policy, personnel of the Adviser and the Index Provider with knowledge about the operation of the Fund (which would include information about its Underlying Index) are prohibited from disclosing such information to any other person, except as authorized in the course of their employment, until such information is made public. Furthermore, the Adviser and the Index Provider have also adopted informational barrier policies designed to restrict the flow of information in a manner that minimizes the potential for the misuse of information regarding changes to the Underlying Index’s composition, methodology, or the constituent securities in the Underlying Index prior to the time that information is publicly disseminated.

The portfolio managers responsible for day-to-day portfolio management of the Fund are employees of the Adviser. As noted above, the Adviser has also adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, which contains provisions reasonably necessary to prevent “Access Persons” (as such term is defined in Rule 17j-1 under the 1940 Act) from engaging in any conduct prohibited in Rule 17j-1 (generally, fraudulent and manipulative activity with respect to the Fund). Finally, both the Adviser and the affiliated Index Provider have adopted information barrier policies preventing the communication of index-level data prior to its public dissemination.

Finally, the Fund will be fully “transparent,” meaning that the Fund will post on the Fund’s website on each day the Fund is open for business (before commencement of trading of Shares on the Exchange), the identities and quantities of the portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the business day. This practice is intended, among other reasons, to reduce the likelihood of any attempts at “front-running” (where other persons would trade ahead of the Fund and the investors assembling the Deposit Securities for purchases of Creation Units), which is a risk of any pooled investment vehicle, including the Fund.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

General

The Trust issues and sells Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt of an order in “proper form” (as defined below) on any Business Day. A “Business Day” is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange is closed in observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day,

Labor Day, Thanksgiving Day and Christmas Day. On days when the Exchange closes earlier than normal, the Fund may require orders to be placed earlier in the day.

The number of Shares of the Fund that constitute a Creation Unit Aggregation for the Fund is set forth in the Fund’s Prospectus. In its discretion, the Trust reserves the right to increase or decrease the number of Shares that constitutes a Creation Unit Aggregation for the Fund.

Role of the Authorized Participant

The Fund only may issue Creation Units to, or redeem Creation Units from, an authorized participant, referred to herein as an “AP.” To be eligible to place orders to create a Creation Unit of the Fund, an AP must have executed an agreement with the Distributor (“Participant Agreement”) and must be a broker-dealer registered with the SEC and a member of FINRA, or otherwise be exempt from or not required to be licensed as a broker-dealer or a member of FINRA. In addition, an AP must be either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System (the “Clearing Process”) of the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the SEC, or (ii) a “DTC Participant,” i.e., eligible to utilize the Fed Book Entry System and/or DTC. A Participating Party and DTC Participant are collectively referred to herein as an AP. All Shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to purchase or redeem Creation Units must be placed by an AP. An AP may place orders for the creation or redemption of Creation Units through the Clearing Process, the Fed Book-Entry System and/or DTC or Euroclear, subject to the procedures set forth in the Participant Agreement. Transfers of securities settling through Euroclear or other foreign depositories may require AP access to such facilities. Pursuant to the terms of its Participant Agreement, an AP will agree, and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that the AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, together with the transaction fees described below. An AP acting on behalf of an investor may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs make appropriate arrangements with an AP to submit orders to purchase or redeem Creation Units of the Fund. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed a Participant Agreement and that, therefore, orders to purchase Creation Units may have to be placed by the investor’s broker through an AP. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of APs. A list of current APs may be obtained from the Distributor. In addition, the Distributor may be appointed as the proxy of the AP and may be granted a power of attorney under the Participant Agreement.

Creations

Portfolio Deposit.  The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a portfolio of securities constituting a substantial replication of the securities included in the relevant Underlying Index (the “Deposit Securities”) and an amount of cash denominated in U.S. dollars (the “Cash Component”) computed as described below, plus any applicable administrative or other transaction fees, also as discussed below. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The “Cash Component” is an amount equal to the difference between the aggregate NAV of the Shares per Creation Unit and the “Deposit Amount,” which is an amount equal to the total aggregate market value (per Creation Unit) of the Deposit Securities. The Cash Component, which is sometimes called the “Balancing Amount,” serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the AP purchasing the Creation Unit.

The Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the applicable Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security and/or the amount of the applicable Cash Component to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced Portfolio Deposit is made available.

The Adviser expects that the Deposit Securities will generally correspond pro rata to the securities held by the Fund at the time, except for: (a) for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (b) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; (c) to be announced (“TBA”) transactions, short positions, derivatives and other positions that cannot be transferred in kind will be excluded from the Deposit Securities; (d) instances in which the Fund uses a representative sampling of the Fund’s portfolio; or (e) for temporary periods, to effect changes in the Fund’s portfolio as a result of the rebalancing of its Underlying Index.

However, the identity and number of shares of the Deposit Securities required for a Portfolio Deposit will change as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, as applicable, with a view to the investment objective of the Fund. The composition of the Deposit Securities also may change in response to adjustments to the weighting or composition of the securities of the Underlying Index. Such adjustments will reflect changes known to the Adviser by the time of determination of the Deposit Securities in the composition of the Underlying Index or resulting from stock splits and other corporate actions.

Additionally, the Trust reserves the right to permit or require an order containing the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added, at its discretion, to the Cash Component to replace one or more Deposit Securities. For example, a cash substitution may be permitted or required for any Deposit Security that (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), (iii) might not be eligible for trading by an AP or the investor on whose behalf the AP is acting, (iv) a non-U.S. investment that is not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances, or (v) a non-U.S. investment that would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind. The Fund also may permit or require the consideration for Creation Unit Aggregations to consist solely of cash (see “—Cash Creations” below).

Cash Creations.  If the Fund permits or requires partial or full cash creations, such purchases shall be effected in essentially the same manner as in-kind purchases. In the case of a cash creation, the AP must pay the same Cash Component required to be paid by an in-kind purchaser, plus the Deposit Amount (i.e., the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, as described in the subsection “—Portfolio Deposit” above).

Trading costs, operational processing costs and brokerage commissions associated with using cash to purchase requisite Deposit Securities will be incurred by the Fund and will affect the value of the Shares; therefore, the Fund may require APs to pay transaction fees to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities (see “Creation and Redemption Transaction Fees” below).

Creation Orders

Procedures for Creation of Creation Unit Aggregations.  Orders must be transmitted by an AP, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. APs purchasing Creation Units of funds that invest in domestic equity securities (“Domestic Equity Funds”) may transfer Deposit Securities in one of two ways: (i) through the Clearing Process (see “Placing Creation Orders Using the Clearing Process”), or (ii) with the fund “outside” the Clearing Process through the facilities of DTC (see “Placing Creation Orders Outside the Clearing Process”). The Clearing Process is not currently available for purchases or redemptions of Creation Units of funds that invest in foreign securities (“International Equity Funds”). Accordingly, APs submitting creation orders for such funds must effect those transactions outside the Clearing Process, as described further below.

All orders to purchase Creation Units, whether through or outside the Clearing Process, must be received by the Transfer Agent and/or Distributor no later than the order cut-off time designated in the Participant Agreement (“Order Cut-Off Time”) on the relevant Business Day in order for the creation of Creation Units to be effected based on the NAV of Shares of the Fund as determined on such date. With certain exceptions, the Order Cut-Off Time for the Fund, as set forth in the Participant Agreement, usually is the closing time of the regular trading session on the New York Stock Exchange—i.e., ordinarily 4:00 p.m., Eastern time. In the case of Cash in Lieu Orders, the Order Cut-Off Time is no later than 3:00 p.m., Eastern time. Additionally, on days when the NYSE, the Exchange or the bond markets close earlier than normal, the Trust may require creation orders to be placed earlier in the day. The Business Day on which an order is placed and deemed received is referred to as the “Transmittal Date.”

Orders must be transmitted by an AP by telephone, online portal or other transmission method acceptable to the Transfer Agent and the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent, the Distributor or an AP. Aps placing creation orders should afford sufficient time to permit proper submission of the order. Orders effected outside the Clearing Process likely will require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected through the Clearing Process. APs placing orders outside the Clearing Process should ascertain all deadlines applicable to DTC and the Federal Reserve Bank wire system. Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (see “Creation and Redemption Transaction Fees” below).

A creation order is considered to be in “proper form” if: (i) a properly completed irrevocable purchase order has been submitted by the AP (either on its own or another investor’s behalf) not later than the Fund’s specified Order Cut-Off Time on the Transmittal Date, and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, and (iii) all other procedures regarding placement of a creation order set forth in the Participant Agreement are properly followed.

All questions as to the number of shares of each security in the Deposit Securities to be delivered, and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any securities to be delivered shall be determined by the Fund, and the Fund’s determination shall be final and binding.

Placing Creation Orders Using the Clearing Process.  The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Portfolio Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit, on behalf of the Participating Party, such trade instructions to the NSCC as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions, the Participating Party agrees to deliver the Portfolio Deposit to the Transfer Agent, together with such additional information as may be required by the Distributor.

Placing Creation Orders Outside the Clearing Process.  Portfolio Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a creation order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation instead will be effected through a transfer of securities and cash directly through DTC. The Custodian shall then cause the sub-custodian(s) of the Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the Portfolio Deposit. Deposit Securities must be maintained by the applicable local sub-custodian(s).

APs purchasing Creation Units of Shares of International Equity Funds must have international trading capabilities. Once the Custodian has been notified of an order to purchase Creation Units of an International Equity Fund, it will provide such information to the relevant sub-custodian(s) of each such fund. The custodian shall then cause the sub-custodian(s) of each such fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the Portfolio Deposit. Deposit Securities must be maintained by the applicable local sub-custodian(s).

Acceptance of Creation Orders.  The Transfer Agent will deliver to the AP a confirmation of acceptance of a creation order within 15 minutes of the receipt of a submission received in proper form. A creation order is deemed to be irrevocable upon the delivery of the confirmation of acceptance, subject to the conditions below.

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust, the Adviser, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) there exist circumstances outside the control of the Trust that make it impossible to process creation orders for all practical purposes. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Federal Reserve, the Transfer Agent, a sub-custodian or any other participant in the creation process, and similar extraordinary events. The Transfer Agent shall notify a prospective purchaser of a Creation Unit (and/or the AP acting on its behalf) of the rejection of such creation order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, nor shall any of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed.

Notwithstanding the foregoing, the Fund may issue Creation Units to an AP, notwithstanding the fact that the corresponding Portfolio Deposit has not been delivered in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible. To secure such undertaking, the AP must deposit and maintain cash collateral in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105% of the market value of the undelivered Deposit Securities. In such circumstances, the creation order shall be deemed to be received on the Transmittal Date, provided that (i) such order is placed in proper form prior to the Order Cut-Off Time, and (ii) requisite federal funds in an appropriate amount are delivered by certain deadlines on the contractual settlement date, as set forth in such Participant Agreement (typically, 11:00 a.m., Eastern time on such date for equity funds and 2:00 p.m., Eastern time on such date for fixed income funds). If such order is not placed in proper form prior to the Order Cut-Off Time, and/or all other deadlines and conditions set forth in the Participant Agreement relating to such additional deposits are not met, then the order may be deemed to be canceled, and the AP shall be liable to the Fund for losses, if any, resulting therefrom. The Trust may use such collateral at any time to buy Deposit Securities for the Fund, and the AP agrees to accept liability for any shortfall between the cost to the Trust of purchasing such Deposit Securities and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Using the Clearing Process.  An AP that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities expected to be delivered through NSCC, and (ii) the Cash Component, if any, to the Transfer Agent by means of the Trust’s Clearing Process. In each case, the delivery must occur by the “regular way” settlement date – i.e., generally, the second Business Day following the Transmittal Date (“T+2”). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Shares and the Cash Component, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+2).

Outside the Clearing Process—Domestic Equity Funds.  An AP that is a DTC Participant that orders a creation outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities through DTC, and (ii) the Cash Component, if any, through the Federal Reserve Bank wire system.

Such Deposit Securities must be received by the Transfer Agent by 11:00 a.m., Eastern time on the “regular way” settlement date (i.e., T+2), while the Cash Component must be received by 2:00 p.m., Eastern time on that same date. Otherwise, the creation order shall be canceled. For creation units issued principally for cash (see “—Cash Creations” above), the DTC Participant shall be required to transfer the Cash Component through the Federal Reserve Bank wire system to be received by 2:00 p.m., Eastern time on the Contractual Settlement Date (as defined below). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Shares through DTC and the Cash Component, if any, through the Federal Reserve Bank wire system so as to be received by the purchaser no later than T+2 (except as otherwise set forth in the Participant Agreement).

Outside the Clearing Process—International Equity Funds.  Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian on or before 11 a.m., Eastern time, on the Contractual Settlement Date. The “Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Trust and (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction where any of the securities of the fund are customarily traded. The AP also must make available by the Contractual Settlement Date funds estimated by the Trust to be sufficient to pay the Cash Component, if any. For Creation Units issued principally for cash, the DTC Participant shall be required to transfer the Cash Component through the Federal Reserve Bank wire system to be received by 2:00 p.m., Eastern time on the Contractual Settlement Date. When the sub-custodian confirms to the Custodian that the required securities included in the Portfolio Deposit (or, when permitted in the sole discretion of the Trust, the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Custodian shall notify the Distributor and Transfer Agent, and the Trust will issue and cause the delivery of the Creation Unit of Shares via DTC so as to be received by the purchaser no later than T+2.

Outside the Clearing Process—Fixed Income Funds.  An AP that is a DTC Participant that orders a creation outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities through Euroclear, DTC and/or Fed Book-Entry, and (ii) the Cash Component, if any, through the Federal Reserve Bank wire system. Such Deposit Securities and Cash Component must each be received by the Transfer Agent by 11:00 a.m., Eastern time on the Contractual Settlement Date. Otherwise, the creation order shall be canceled. At that time, the Transfer Agent shall initiate procedures to transfer the Creation Unit of Shares through DTC and the Cash Component, if any, through the Federal Reserve Bank wire system so as to be received by the purchaser later than T+2.

Creation and Redemption Transaction Fees

Creation and redemption transactions for the Fund are subject to an administrative fee, payable to BNYM, in the amount listed in the table below, irrespective of the size of the order. As shown in the table below, the administrative fee has a base amount for the Fund; however, BNYM may increase the administrative fee to a maximum of four times the base amount for administration and settlement of non-standard orders requiring additional administrative processing by BNYM. These fees may be changed by the Trust.

Fund	Base Administrative Fee (Payable to BNYM)	Maximum Administrative Fee (Payable to BNYM)
Invesco BulletShares 2027 High Yield Corporate Bond ETF	$250	$1,000

Additionally, the Adviser may charge an additional, variable fee (sometimes referred to as a “cash-in-lieu” fee) to the extent the Fund permits APs to create or redeem Creation Units for cash, or otherwise substitute cash for any Deposit Security. Such cash-in-lieu fees are payable to the Fund and are charged to defray the transaction cost to the Fund of buying (or selling) Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders. The cash-in-lieu fees will be negotiated between the Adviser and the AP and may be different for any given transaction, Business Day or AP; however in no instance will such cash-in-lieu fees exceed 2% of the value of a Creation Unit. From time to time, the Adviser, in its sole discretion, may adjust the Fund’s cash-in-lieu fees or reimburse APs for all or a portion of the creation or redemption transaction fees.

Redemptions

Shares may be redeemed only by APs at their NAV per Share next determined after receipt by the Distributor of a redemption request in proper form. The Fund will not redeem Shares in amounts less than a Creation Unit. Beneficial Owners of Shares may sell their Shares in the secondary market, but they must accumulate enough Shares to constitute a Creation Unit to redeem those Shares with the Fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Fund Securities.  The redemption proceeds for a Creation Unit generally consist of a portfolio of securities (the “Fund Securities”), plus or minus an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”), representing an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after receipt of a request in proper form, and the total aggregate market value of the Fund Securities, less any applicable administrative or other transaction fees, as discussed above. The Cash Redemption Amount is calculated in the same manner as the Balancing Amount. To the extent that the Fund Securities have a value greater than the NAV of the Shares being redeemed, a Cash Redemption Amount payment equal to the differential is required to be paid by the redeeming shareholder.

The Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the applicable Exchange, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day, as well as the Cash Redemption Amount. Such Fund Securities and the corresponding Cash Redemption Amount are applicable to effect redemptions of Creation Units of the Fund until such time as the next-announced composition of the Fund Securities and Cash Redemption Amount is made available.

The Adviser expects that the Fund Securities will generally correspond pro rata to the securities held by the Fund at that time, except for: (a) for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (b) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; (c) TBA Transactions, short positions, derivatives and other positions that cannot be transferred in kind will be excluded from the Deposit Securities; (d) instances in which the Fund uses a representative sampling of the Fund’s portfolio; or (e) for temporary periods, to effect changes in the Fund’s portfolio as a result of the rebalancing of its Underlying Index. Moreover, Fund Securities received on redemption will generally be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations, except in instances when the Fund is rebalancing.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. When cash redemptions are permitted or required, Creation Units of the Fund will be redeemed for cash in an amount equal to the NAV of its Shares next determined after a redemption request is received (minus any redemption transaction fees imposed, as specified above) (the “Cash Redemption Amount”) (see “—Cash Redemptions” below).

Cash Redemptions.  The Fund (as set forth in the Prospectus) generally will pay out the proceeds of redemptions of Creation Units partially or principally for cash (or through any combination of cash and Fund Securities).

Redemptions of Creation Units may be made in whole or in part on a cash basis, rather than in kind, solely under the following circumstances: (a) to the extent there is a Cash Component, as described above; (b) if, on a given business day, the Fund announces before the open of trading that all redemptions or all purchases and redemptions on that day will be made entirely in cash; (c) if, upon receiving a redemption order from an AP, the Fund determines to require the redemption to be made entirely in cash; (d) if, on a given business day, the Fund requires all APs redeeming Shares on that day to receive cash in lieu of some or all of the Fund Securities, solely because: (i) such instruments are not eligible for transfer either through the NSCC or DTC; or (ii) the Fund holding non-U.S. investments, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (e) if the Fund permits an AP to receive cash in lieu of some or all of the Fund Securities solely because (i) such instruments are not eligible for trading by an AP or the investor on whose behalf the AP is acting; or (ii) a holder of Shares of the Fund holding non-U.S. investments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind.

Redemptions of Shares will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Redemption Requests

Procedures for Redemption of Creation Unit Aggregations.  Orders must be transmitted by an AP, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. APs seeking to redeem Shares of Domestic Equity Funds may transfer Creation Units through the Clearing Process (see “Placing Redemption Requests Using the Clearing Process”) or outside the Clearing Process through the facilities of DTC (see “Placing Redemption Requests Outside the Clearing Process”). As noted above, the Clearing Process is not currently available for redemptions of Creation Units of International Equity Funds; accordingly, APs seeking to redeem Shares of such funds must effect such transactions outside the Clearing Process.

All requests to redeem Creation Units, whether through the Clearing Process, or outside the Clearing Process through DTC or otherwise, must be received by the Distributor no later than the Order Cut-Off Time on the relevant Business Day. On days when the Exchange or the bond market closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier in the day.

A redemption request will be considered to be in “proper form” if (i) a duly completed request form is received by the Distributor from the AP on behalf of itself or another redeeming investor at the specified Order Cut-Off Time, and (ii) arrangements satisfactory to the Fund are in place for the AP to transfer or cause to be transferred to the Fund the Creation Unit of the Fund being redeemed on or before contractual settlement of the redemption request.

As discussed herein, a redeeming investor will pay a transaction fee to offset the Fund’s trading costs, operational processing costs, brokerage commissions and other similar costs incurred in transferring the Fund Securities from its account to the account of the redeeming investor. An entity redeeming Shares in Creation Units outside the Clearing Process may be required to pay a higher transaction fee than would have been charged had the redemption been effected through the Clearing Process. A redeeming investor receiving cash in lieu of one or more Fund Securities may also be assessed a higher transaction fee on the cash in lieu portion. This higher transaction fee will be assessed in the same manner as the transaction fee incurred in purchasing Creation Units.

Placing Redemption Requests Using the Clearing Process.  Requests to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement.

Placing Redemption Requests Outside the Clearing Process.  Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a redemption order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption instead will be effected through a transfer of Fund Shares directly through DTC.

In the case of Shares of International Equity Funds, upon redemption of Creation Units and taking delivery of the Fund Securities into the account of the redeeming shareholder or an AP acting on behalf of such investor, such person must maintain appropriate custody arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which any of such Fund Securities are customarily traded.

Acceptance of Redemption Requests.  The Transfer Agent will deliver to the AP a confirmation of acceptance of a request to redeem Shares in Creation Units within 15 minutes of the receipt of a submission received in proper form. A redemption order is deemed to be irrevocable upon the delivery of the confirmation of acceptance.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Issuance of Fund Securities

To the extent contemplated by a Participant Agreement, in the event an AP has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Distributor, on behalf of the Fund, by the closing time of the regular trading session on the Exchange on the date such redemption request is submitted, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the AP to deliver the missing Shares as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The Trust may use such collateral at any time to purchase the missing Shares, and will subject the AP to liability for any shortfall between the cost of the Fund acquiring such Shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Using the Clearing Process.  An AP that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Shares, and (ii) the Cash Redemption Amount, if any, to the Transfer Agent by means of the Trust’s Clearing Process. In each case, the delivery must occur by the “regular way” settlement date (i.e., T+2). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+2).

Outside the Clearing Process—Domestic Equity Funds.  An AP that is a DTC Participant making a redemption request outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Shares through DTC, and (ii) the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system. Such Shares and Cash Redemption Amount must be received by the Transfer Agent by 11:00 a.m., Eastern time on the Contractual Settlement Date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received no later than T+2 (except as otherwise set forth in the Participant Agreement).

Outside the Clearing Process—International Equity Funds.  A redeeming AP must maintain appropriate securities broker-dealer, bank or other custody arrangements to which account such in-kind redemption proceeds will be delivered. If neither the redeeming beneficial owner nor the AP acting on its behalf has appropriate arrangements to take delivery of the Fund Securities in the applicable jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the beneficial owner will be required to receive its redemption proceeds in cash.

Arrangements satisfactory to the Trust must be in place for the AP to transfer Creation Units through DTC on or before the settlement date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the global sub-custodian network and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received no later than T+2. However, the schedule of holidays in certain countries may cause the delivery of in-kind redemption proceeds to take longer than T+2. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. (For more information, see “Regular Holidays” in Appendix B to this SAI.)

Regular Holidays

A fund may effect deliveries of Creation Units and Fund Securities on a basis other than T+2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions on a T+2 basis is subject, among other things, to the condition that, in the time between the order date and the delivery date, there are no days that are holidays in an applicable foreign market. For every occurrence of one or more such intervening holidays that are not holidays observed in the U.S., the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies also may prevent a fund from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring Fund Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for a fund in certain circumstances. Such foreign holidays are listed in Appendix B to this SAI, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed in Appendix B. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth in Appendix B at some time in the future. Please see Appendix B for the dates in calendar year 2019 of the regular holidays affecting the securities markets of various countries, as well as the dates of the regular holidays in calendar year 2019 that may cause settlement periods to be greater than seven days, including the potential worst-case settlement dates.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

The following is for general information only and is not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund has elected and intends to qualify each year as a RIC under Subchapter M of the Code. If the Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes.

Qualification as a RIC.  In order to qualify for treatment as a RIC, the Fund must satisfy the following requirements:

•	Distribution Requirement—the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year

(certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

•

Income Requirement—the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•

Asset Diversification Test—the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. If the IRS determines that the Fund’s allocation is improper and/or that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.

If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC thus would have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover.  For investors that hold Shares of the Fund in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See “Taxation of Fund Distributions—Capital gain dividends” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Foreign Shareholders—U.S. withholding tax at the source” below. For most ETFs, in-kind redemptions are the primary redemption mechanism and, therefore, the Fund may be less likely to sell securities in order to generate cash for redeeming shareholders, which a mutual fund might do. This provides a greater opportunity for ETFs to defer the recognition of gain on appreciated securities which it may hold thereby reducing the distribution of capital gains to its shareholders.

Capital loss carryovers.  The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see “Taxation of Fund Distributions—Capital gain dividends” below). A “qualified late year loss” includes:

(i)  any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses), and

(ii)  the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains.  The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax.  To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund may make sufficient distributions to avoid liability for federal income and excise tax but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Purchase of Shares.  As a result of tax requirements, the Trust, on behalf of the Fund, has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Foreign income tax.  Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions.  The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of ordinary income.  The Fund receives income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Capital gain dividends.  Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. In general, the Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported to Fund shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are 0%, 15%, 20% or 25% depending on the nature of the capital gain and the individual’s taxable income. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.

Qualified dividend income for individuals.  Ordinary income dividends reported as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to a fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Qualified REIT dividends.  Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Proposed regulations issued by the IRS, which can be relied upon currently, enable the Fund to pass through the special character of “qualified REIT dividends” to its shareholders. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

Corporate dividends-received deduction.  Ordinary income dividends reported to Fund shareholders as derived from qualified dividends from domestic corporations will qualify for the 50% dividends-received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by a fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Return of capital distributions.  Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his or her Shares; any excess will be treated as gain from the sale of his or her Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his or her Shares (but not below zero) and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund overestimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs.”

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities.  At the time of your purchase of Shares, the price of the Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits.  If more than 50% of the value of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if a Fund is a qualified fund of funds (i.e., a fund at least 50% of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to “pass-through” the amount of foreign income tax paid by the Fund (the “Foreign Tax Election”) in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required: (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits. See “Tax Treatment of Portfolio Transactions—Securities lending.”

Tax credit bonds.  If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. (Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass-through tax credits, the Fund may choose not to do so.

U.S. Government interest.  Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by a fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January.  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax.  A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Net investment income does not include exempt-interest dividends.

Distributions of ordinary income and capital gains.  Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. Distributions by a Fund of ordinary income and capital gains will be taxable to shareholders as discussed under “Taxation of Fund Distributions.”

Sale of Fund Shares.  A sale of Shares is a taxable transaction for federal and state income tax purposes. If you sell your Shares, the IRS requires you to report any gain or loss on your sale. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units.  An AP that exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the AP as part of the issue) and the AP’s aggregate basis in the securities surrendered (plus any cash paid by the AP as part of the issue). An AP that exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the AP’s basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax Basis Information.  A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

Wash Sales.  All or a portion of any loss that you realize on a sale of your Shares will be disallowed to the extent that you buy other Shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share sale. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Sales at a Loss Within Six Months of Purchase.  Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable transactions.  Under Treasury regulations, if a shareholder recognizes a loss with respect to Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions.  Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund. This section should be read in conjunction with the discussion above under “Investment Strategies and Restrictions” and “Investment Policies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general.  In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. (The Tax Cuts and Jobs Act requires certain taxpayers to recognize items of gross income for tax purposes in the year in which the taxpayer recognizes the income for financial accounting purposes. For financial accounting purposes, market discount must be accrued currently on a constant yield to maturity basis regardless of whether a current inclusion election is made. While the exact scope of this provision is not known at this time, it could cause a fund to recognize income earlier for tax purposes than would otherwise have been the case prior to the enactment of the Tax Cuts and Jobs Act.) If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund.  Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.

Options, futures, forward contracts, swap agreements and hedging transactions.  In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by at fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund, as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities), may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions.  The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments.  The Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs.  While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. The Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions—PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund—Foreign income tax.” Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs.  A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions—Investment in taxable mortgage pools (excess inclusion income)” and “Foreign Shareholders—U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income).  Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon RICs that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to the Fund that has a non-REIT strategy.

Investments in partnerships and QPTPs.  For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether the Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund—Qualification as a RIC.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income, but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to the Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in convertible securities.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Securities Lending.  While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of federal income taxation for individuals on qualified dividends income, if otherwise available, nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest may not qualify for the pass-through of foreign tax credits to shareholders.

Tax Certification and Backup Withholding.  Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	provide your correct Social Security or taxpayer identification number;

•	certify that this number is correct;

•	certify that you are not subject to backup withholding; and

•	certify that you are a U.S. person (including a U.S. resident alien).

Withholding also is imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders—Tax certification and backup withholding.”

Foreign Shareholders.  Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Taxation of a foreign shareholder depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

U.S. withholding tax at the source.  If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported as:

•	exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;

•

capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and

•	interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.

The Fund may report interest-related dividends or short-term capital gain dividends, but reserves the right not to do so. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Amounts reported as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (“QIE”) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply), or (b) that are realized by the Fund on the sale of a “U.S. real property interest” (including gain realized on the sale of shares in a QIE other than one that is domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If the Fund is so classified, foreign shareholders owning more than 5% of the Shares of the Fund may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at the corporate income tax rate, and requiring the filing of a nonresident U.S. income tax return. In addition, if the Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if the Fund is a domestically-controlled QIE and a foreign shareholder disposes of its Shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of Shares of the Fund, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.”

Income effectively connected with a U.S. trade or business.  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Tax certification and backup withholding.  Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 24%) and, if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information given on the form incorrect, and the shareholder must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.

Foreign Account Tax Compliance Act (“FATCA”).  Under FATCA, a 30% withholding tax is imposed on income dividends made by a fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

U.S. estate tax.  Transfers by gift of Shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).

Local Tax Considerations.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

* * * * *

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority, and administrative interpretations in effect on the date hereof, all of which are subject to change, which change may be retroactive. Changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.” Additional information regarding the current NAV per share of the Fund can be found at www.invesco.com/ETFs.

The Custodian calculates and determines the NAV per Share as of the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time) on each day that such exchange is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Board or its delegate. In determining NAV, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price of the exchange where the security primarily is traded. Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they will be valued at the last sale or official closing price on the exchanges on which they primarily trade. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value debt securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. If a security’s market price is not readily available, the security will be valued in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the security will be valued at fair value as determined in good faith following procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that primarily are listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Intraday Indicative Value.  The trading prices of the Shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for Shares and underlying securities held by the Fund, economic conditions and other factors. Information regarding the IIV of the Shares is disseminated every 15 seconds throughout each trading day by the Exchange or by market data vendors or other information providers. However, the IIV should not be viewed as a “real-time” update of the Fund’s NAV. The IIV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of the Fund’s actual portfolio at a particular point in time. Moreover, the IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IIV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IIV, takes into account Fund’s expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IIV. Therefore, the IIV may not reflect the best possible valuation of the Fund’s current portfolio. Additionally, the quotations and/or valuations of certain of the Fund’s holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States, which could affect premiums and discounts between the IIV and the market price of the Shares. The Fund, the Adviser and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the IIV, and the Fund, the Adviser and their affiliates do not make any warranty as to the accuracy of these calculations.

DIVIDENDS AND OTHER DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies.  Generally, dividends from net investment income, if any, are declared and paid monthly by the Fund.

Distributions of net realized securities gains, if any, generally are declared and paid at least annually, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise tax on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service.  No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Shares for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel.  Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 1250 Connecticut Avenue, N.W., Suite 500, Washington, D.C. 20036, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP (“PwC”), located at One North Wacker Drive, Chicago, Illinois, 60606, serves as the Fund’s independent registered public accounting firm. PwC has been retained to audit the Fund’s annual financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The Fund is new and has no performance history as of the date of this SAI. Financial information therefore is not yet available. The audited financial statements for the Fund will appear in the Trust’s Annual Report to shareholders when available. When available, you may request a copy of the Trust’s Annual Report at no charge by calling 1-800-983-0903 during normal business hours.

PwC informed the Audit Committee of the Board that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Registrant is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives, or certain affiliates and covered persons receives, a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Registrant as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”). PwC informed the Audit Committee that it has, and that certain affiliates and covered persons, have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On June 18, 2019, the SEC adopted amendments to the Loan Rule (the “Amendments”) addressing many of the issues that led to the issuance of the no-action letter. The Amendments will become effective and supersede the no-action letter on October 3, 2019. In connection with prior independence determinations, PwC communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PwC is able to exhibit the requisite objectivity and impartiality to report on the Fund’s financial statements as the independent registered public accounting firm. PwC also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to a fund relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Fund and PwC concluded that PwC could continue as the Fund’s independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Trust may need to take other action in order for the Trust’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire eighteen (18) months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of the Amendments.

Appendix A

PROXY VOTING GUIDELINES

Applicable to	All funds advised by Invesco Capital Management LLC (“ICM” or the “Adviser”) for which it has been delegated proxy voting authority.

Risk Addressed by Policy	Breach of fiduciary duty to clients under the Investment Advisers Act of 1940 by placing Invesco’s interests ahead of clients’ best interests in voting proxies

Relevant Law and Other Sources	Investment Advisers Act of 1940

Effective Date	June 24, 2014

Last Amended Date	January 7, 2019

I.	GENERAL POLICY

ICM has adopted proxy voting policies with respect to securities owned by series for which it serves as investment adviser and has been delegated the authority to vote proxies. ICM’s proxy voting policies are designed to provide that proxies are voted in the best interests of shareholders.

Invesco Ltd. (“Invesco”), the parent to the Adviser, has adopted a global policy statement on corporate governance and proxy voting (the “Global Invesco Policy”) (see Exhibit A), which details Invesco’s views on governance matters and describes the proxy administration and governance approach. The Adviser will approach proxy constraints according to the Invesco global statement on corporate governance and proxy voting. The Adviser will approach conflicts of interest in accordance with Invesco’s global policy statement on corporate governance and proxy voting. The Adviser votes proxies by utilizing the procedures and mechanisms outlined in the Global Invesco Policy, while maintaining specific guidelines for products advised by the Adviser or an affiliate of the Adviser (“Affiliated Funds”), as set forth below:

Overlapping Securities

In instances where both an Affiliated Fund advised by the Adviser and an Affiliated Fund advised by an Invesco Ltd. entity hold an equity security (“Overlapping Securities”), the Adviser will vote proxies in accordance with the recommendation of an Invesco Ltd. adviser based on the comprehensive proxy review and under the Global Invesco Policy. The Global Invesco Policy is overseen by the Invesco Proxy Advisory Committee (“IPAC”), which also orchestrates the review and analysis of the top twenty-five proxy voting matters, measured by overall size of holdings by funds within the Invesco family. The Adviser consults with the IPAC on specific proxy votes and general proxy voting matters as it deems necessary. In addition, as part of the Global Invesco Proxy Voting Process, the IPAC oversees instances when possible conflicts of interest arise among funds. (Please see the Global Invesco Policy for the detailed conflicts of interest approach.)

In instances where the global proxy administration team does not receive a recommendation in a timely manner, the proxy administration team will automatically vote such ballots in accordance with Invesco’s custom guidelines established in Invesco’s global proxy voting policy and US guidelines.

Non-Overlapping Securities

In instances where securities are held only by an Affiliated Fund advised by the Adviser and not also by an Invesco Ltd. active equity entity fund, the Adviser will instruct the proxy administration team to vote proxies in accordance with said Invesco custom guidelines implemented by ISS, Invesco’s vote execution agent.

Under this Policy, the Adviser retains the power to vote contrary to the recommendation of the Invesco Voting Process (for Overlapping Securities) or Invesco’s custom guidelines (for Non-Overlapping Securities) at its discretion, so long as the reasons for doing so are well documented.

II.	SPECIAL POLICY

Certain Affiliated Funds pursue their investment objectives by investing in other registered investment companies pursuant to an exemptive order granted by the Securities and Exchange Commission. The relief granted by that order is conditioned upon complying with a number of undertakings, some of which require such Affiliated Fund to vote its shares in an acquired investment company in the same proportion as other holders of the acquired fund’s shares. In instances in which an Affiliated Fund is required to vote in this manner to rely on the exemptive order, the Adviser will vote shares of these acquired investment companies in compliance with the voting mechanism required by the order.

Exhibit A to Appendix A

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

June 2019

I.	GUIDING PRINCIPLES AND PHILOSOPHY

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.	APPLICABILITY OF THIS POLICY

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.	PROXY VOTING FOR CERTAIN FIXED INCOME, MONEY MARKET, INDEX AND LEGACY OPPENHEIMERFUNDS ACCOUNTS

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), and by accounts managed by legacy OppenheimerFunds investment teams (“legacy accounts”), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies and legacy accounts (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies (other than legacy OppenheimerFunds investment teams), which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy. When there are no corresponding active-equity shares held by Invesco, the proxies for those strategies and legacy accounts will be voted in the following manner: (i) for U.S. issuers, in line with Invesco custom voting guidelines derived from the guidelines set forth below; and (ii) for non-U.S. issuers, in line with the recommendations of a third-party proxy advisory service.

IV.	CONFLICTS OF INTEREST

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

1

Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

V.	USE OF THIRD-PARTY PROXY ADVISORY SERVICES

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

VI.	GLOBAL PROXY VOTING PLATFORM AND ADMINISTRATION

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question). In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund board) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII.	NON-VOTES

In the great majority of instances, Invesco can vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•

Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the relevant portfolio manager.

•

If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•

Some companies require a representative to attend meetings in person to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

VIII.	PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various proxy voting issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner he or she deems most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I. through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

Invesco generally affords management discretion with respect to the operation of a company’s business and will generally support a board’s discretion on proposals relating to ordinary business practices and routine matters, unless there is insufficient information to decide about the nature of the proposal.

Invesco generally abstains from voting on or opposes proposals that are “bundled” or made contingent on each other (e.g., proposals to elect directors and approve compensation plans) where there is insufficient information to decide about the nature of the proposals.

A.	SHAREHOLDER ACCESS AND TREATMENT OF SHAREHOLDER PROPOSALS—GENERAL

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B.	ENVIRONMENTAL, SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco generally will evaluate proposals relating to environmental, social and corporate responsibility issues on a case by case basis and will vote on those proposals in a manner intended to maximize long-term shareholder value. Invesco may choose, however, to abstain on voting on proposals relating to environmental, social and corporate responsibility issues.

Invesco reviews on a case by case basis but generally supports the following proposals relating to these issues:

•	Gender pay gap proposals

•	Political contributions disclosure/political lobbying disclosure/political activities and action

•	Data security, privacy, and internet issues

•	Report on climate change/climate change action

•	Gender diversity on boards

C.	CAPITALIZATION STRUCTURE ISSUES

i.	Stock Issuances

Invesco generally supports a board’s proposal to issue additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to issue additional stock without preemptive rights, as those issuances do not permit shareholders to share proportionately in any new issues of stock of the same class. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.	Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii.	Share Repurchases

Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.	CORPORATE GOVERNANCE ISSUES

i.	General

Invesco reviews on a case by case basis but generally supports the following proposals related to governance matters:

•	Adopt proxy access right

•	Require independent board chairperson

•	Provide right to shareholders to call special meetings

•	Provide right to act by written consent

•	Submit shareholder rights plan (poison pill) to shareholder vote

•	Reduce supermajority vote requirement

•	Remove antitakeover provisions

•	Declassify the board of directors

•	Require a majority vote for election of directors

•	Require majority of independent directors on the board

•	Approve executive appointment

•	Adopt exclusive forum provision

Invesco generally supports a board’s discretion to amend a company’s articles concerning routine matters, such as formalities relating to shareholder meetings. Invesco generally opposes non-routine amendments to a company’s articles if any of the proposed amendments would limit shareholders’ rights or there is insufficient information to decide about the nature of the proposal.

ii.	Board of Directors

1. Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2. Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry

•	Management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	Stock ownership positions in the company

3. Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, director “overboarding” (as described below), failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. Invesco generally supports shareholder proposals relating to the competence of directors that are in the best interest of the company’s performance and the interest of its shareholders. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

Invesco generally withholds votes from directors who serve on an excessive number of boards of directors (“overboarding”). Examples of overboarding may include when (i) a non-executive director is sitting on more than six public company boards, and (ii) a CEO is sitting on the board of more than two public companies besides the CEO’s own company, excluding the boards of majority-owned subsidiaries of the parent company.

4. Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors because this minimizes the potential for conflicts of interest.

5. Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support a board’s discretion regarding proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6. Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may consider, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties

•	a majority of independent directors

•	completely independent key committees

•	committee chairpersons nominated by the independent directors

•	CEO performance reviewed annually by a committee of independent directors

•	established governance guidelines

7. Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8. Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9. Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10. Director Term Limits and Retirement Age

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

iii.	Audit Committees and Auditors

1. Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2. Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3. Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E.	REMUNERATION AND INCENTIVES

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.

i.	Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii.	Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders can express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations regarding the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii.	Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv.	Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case by case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v.	“Claw Back” Provisions

Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi.	Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F.	ANTI-TAKEOVER DEFENSES

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote, as well as the following proposals:

•	Provide right to act by written consent

•	Provide right to call special meetings

•	Adopt fair price provision

•	Approve control share acquisition

Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or another change (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Companies occasionally require shareholder approval to engage in certain corporate actions or transactions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco generally determines its votes for these types of corporate actions after a careful evaluation of the proposal. Generally, Invesco will support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy. However, Invesco will generally oppose proposals to change a company’s corporate form or to “go dark” (i.e., going private transactions) without shareholder approval.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company if the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

Invesco will generally support proposals that ask the board to consider non- shareholder constituencies or other non- financial effects when evaluating a merger or business combination.

APPENDIX B

Regular Holidays for Various Securities Markets and Settlement Periods Greater than Seven Days for

Calendar Year 2019

The dates in the calendar year 2019 (the only dates which are available as of this SAI) of the regular holidays affecting the securities markets of various countries (including those days where markets close early or open late), as well as the dates of the regular holidays in calendar year 2019 that may cause settlement periods to be greater than seven days including the potential worse-case settlement dates, are as follows. Holidays are subject to change without further notice.

Country	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC

Albania	1,2		14,22	22,29	1	5*		12*	5		28,29	9,25

Argentina	1		4,5	18,19	1	20		19		14	6,18	25

Australia	1,28		4,11	19-23,25	6,27	3,10		5,14	30	7	5	24-26,31

Austria	1			19,22	1	10						24-26,31

Bahrain**	1				1	4*-6*		11*-13*	8*,9*			16,17

Bangladesh		21	17,26	14,21	1	2*,4*-6*	1	11*-13*,15	10*	8	10*	16,25,31

Belgium	1			19,22	1							24-26,31

Benin	1			22	1,30	5*,10		7,12*,15			1,15	25

Bermuda	1			19	31	17		1,2	2		4,11	25,26

Bosnia and Herzegovina Fed of.	1,2		1	22	1-3	3,4		12			25	25

Botswana	1,2			19,22	1,30		1,2,15,16		30	1		25,26

Brazil	1,25		4-6	19	1	20	9				15,20	25

Bulgaria	1		4	19,22,26,29	1,6,24				6,23			24-26

Burkina Faso	1			22	1,30	5*,10		7,12*,15			1,15	25

Canada	1,2	18		19	20	24	1	5	2	14	11	25,26

Chile	1			19	1,21		16	15	18-20	31	1	25,31

China	1	4-8		5	1	7			13	1-4,7

China Connect Northbound Trading

Colombia	1,7		25	18,19	1	3,24	1	7,19		14	4,11	25

Costa Rica	1			11,18,19	1		25	2,15				25

Croatia	1			19,22	1	20,25		5,15		8	1	24-26,31

Cyprus	1		11,25	1,19,22,26,29,30	1	17		15		1,28		24-26

Czech Republic	1			19,22	1,8		5			28		24-26

Denmark	1			18,19,22	17,30,31	5,10						24-26,31

Egypt**	1*,7			25,28,29	1	5*,6*, 30	1*,23	11*-14*	1*	6	10*

Estonia	1			19,22	1,30	24		20				24-26,31

Eswatini	1			19,22,25	1,30		22*		2*,6*			25,26

Euromarkets	1											25

Finland	1			19,22	1,30	21						6,24-26,31

France	1			19,22	1							24-26,31

Country	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC

Georgia, Republic of	1,2,7		8	9,26,29	9			28		14

Germany	1			19,22	1	10				3		24-26,31

Ghana	1		6	19,22	1,27	5*	1	12*				6,25,26

Greece	1		11,25	19,22,26,29	1	17		15		28		24-26

Hong-Kong	1	4-7		5,19,22	1,13	7	1			1,7		24-26,31

Hungary	1		15	19,22	1	10		19,20		23	1	24-27

Iceland	1			18,19,22,25	1,30	10,17		5				24-26,31

India		19	4,21	17,19	1	5		12,15	2,10	2,8,28	12	25

Indonesia	1	5	7	3,19	1,30	3-7						24,25,31

Ireland	1			19,22	1,6	3		5		28		25,26

Israel**			21	21-25	8,9	9		11	29,30	1,8,9,13-17,20,21

Italy	1			19,22	1			15				24-26,31

Ivory Coast	1			22	1,30	5*,10		7,12*,15			1,15	25

Japan	1-3,14	11	21	29	3,6		15	12	16,23	14	4	31

Jordan**	1				1	4*-6*		11*-14*				25

Kenya	1			19,22	1	5*		12*		10,21		12,25,26

Korea, Republic of	1	4-6	1		1,6	6		15		12,13	3,9	25,31

Kuwait**	1	25,26		4		5*,6*		11*-13*	1*	10*

Latvia	1			19,22	1,6,30	24					18	24-26,31

Lithuania	1		11	19,22	1,30	24					1	24-26,31

Luxembourg	1			19,22	1							24-26,31

Malawi	1,15		4	19,22	1,14	4*	8			15		25,26

Malaysia	1,21	1,4-6			1,20,22	4*-6*		12*	2,9,16	28		25

Mauritius	1,2,21	1,5	4,12		1	5*			3		1	25

Mexico	1	4		18	18,19	1			16		18	12,25

Morocco	1,11				1	4*,5*	30	12*-14*,20,21	2*		6,11*,12*

Namibia	1		21	19,22	1,30	17		9,26	24			10,16,25,26

Netherlands	1			19,22	1							24-26,31

New Zealand	1,2	6		19,22,25		3				28		25,26

Nigeria	1			19,22	1	4*,5*,12		12		1		25,26

Norway	1			17-19,22	1,17,30	10						24-26,31

Oman**	1*			3*		5*,6*	23*	11*-15*	1*		10*,18*,19*

Peru	1			18,19	1		29	30		8	1	25

Philippines	1	5,25		9,18,19	1	12		21,26			1	24,25,30,31

Poland	1			19,22	1,3	20		15			1,11	24-26,31

Portugal	1			19,22	1							24-26,31

Puerto Rico	1,21	18		19	27		3,4		2	14	11,28,29	24,25

Qatar**	1	12	3			4*-6*		11*-13*				18

Romania	1,2,24			26,29	1	17		15				25,26

Russia	1-4,7,8		8		1-3,9,10	12					4

Country	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC

Saudi Arabia**						6*,9*,10*		12*-15*	23

Singapore	1	5,6		19	1,20	5		9,12		28		25

Slovak Republic	1			19,22	1,8		5	29			1	24-26

Slovenia	1,2	8	19	22	1,2	25		15		31	1	24-26,31

South Africa	1		21	19,22	1	17		9	24			16,25,26

Spain	1			19,22	1							24-26,31

Sri Lanka	1,15	4,19	4,20	12,15,19	1,20	5	16	12,14	13		11,12	11,25

Srpska, Republic of	1,2	7,9		26,29		1,2,9					21

Sweden	1			18,19,22,30	1,29,30	6,21					1	24-26,31

Switzerland	1,2			19,22	1,30	10		1				24-26,31

Taiwan	1	1,4-8,28	1	4-5	1	7			13	10,11

Thailand	1	19		8,15,16	1,20		16,29	12		14,23		5,10,31

Turkey	1			23	1	4,5-7	15	12-14,30		28,29

Uganda	1		8	19,22	1	3,26*				9		25,26

Ukraine	1,7		8	29	1,9	17,28				15		25

United Arab Emirates-ADX, DFM and DIFC**	1			3*		4*-6*		11*,12*	1*		10*	2,3

United Kingdom	1			19,22	6,27			26				24-26,31

United States	1,21	18		18,19	24,27		3*,4		2	14	11,28,29	24,25,31

Vietnam	1	4-8		15,29,30	1				2

Zambia	1		8,12	19,22	1		1,2	5		18,24		25

Zimbabwe	1	21		18,19,22	1			12,13				23,25,26

*	Date is Approximate
**	Market is closed every Friday.

The longest redemption cycle for the Funds is a function of the longest redemption cycles among the countries whose stocks comprise the Funds. In the calendar year 2019, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for the Fund are as follows:

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2019*

Country	Trade Date	Settlement Date	Number of Days to Settle
Australia	04/18/19	04/26/19	8
	12/19/19	12/27/19	8
	12/20/19	12/30/19	10
	12/23/19	01/02/20	10
	12/27/19	01/03/20	7
	12/30/19	01/06/20	7

Brazil	02/27/19	03/07/19	8
	02/28/19	03/08/19	8
	03/01/19	03/11/19	10

Country	Trade Date	Settlement Date	Number of Days to Settle
Cyprus	04/24/19	05/02/19	8
	04/25/19	05/03/19	8

Eswatini	04/12/19	04/23/19	11
	04/15/19	04/24/19	9
	04/16/19	04/26/19	10
	04/17/19	04/29/19	12
	04/18/19	04/30/19	12
	04/23/19	05/02/19	9
	04/24/19	05/03/19	9
	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
	05/23/19	05/31/19	8
	05/24/19	06/03/19	10
	05/27/19	06/04/19	8
	05/28/19	06/05/19	8
	05/29/19	06/06/19	8
	07/15/19	07/23/19	8
	07/16/19	07/24/19	8
	07/17/19	07/25/19	8
	07/18/19	07/26/19	8
	07/19/19	07/29/19	10
	08/26/19	09/03/19	8
	08/27/19	09/04/19	8
	08/28/19	09/05/19	8
	08/29/19	09/09/19	11
	08/30/19	09/10/19	11
	09/03/19	09/11/19	8
	09/04/19	09/12/19	8
	09/05/19	09/13/19	8
	12/18/19	12/27/19	9
	12/19/19	12/30/19	11
	12/20/19	12/31/19	11
	12/23/19	01/02/20	10
	12/24/19	01/03/20	10

Hong Kong	01/31/19	02/08/19	8
	02/01/19	02/11/19	10

Hungary	12/20/19	12/30/19	10
	12/23/19	12/31/19	8

Indonesia	05/29/19	06/10/19	12
	05/31/19	06/11/19	11

Israel	04/18/19	04/28/19	10
	10/10/19	10/22/19	12

Japan	12/26/19	01/06/20	11
	12/27/19	01/07/20	11
	12/30/19	01/08/20	9

Jordan	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Kuwait	08/06/19	08/14/19	8
	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Country	Trade Date	Settlement Date	Number of Days to Settle
Malawi	01/08/19	01/16/19	8
	01/09/19	01/17/19	8
	01/10/19	01/18/19	8
	01/11/19	01/21/19	10
	01/14/19	01/22/19	8
	02/25/19	03/05/19	8
	02/26/19	03/06/19	8
	02/27/19	03/07/19	8
	02/28/19	03/08/19	8
	03/01/19	03/11/19	10
	04/12/19	04/23/19	11
	04/15/19	04/24/19	9
	04/16/19	04/25/19	9
	04/17/19	04/26/19	9
	04/18/19	04/29/19	11
	04/24/19	05/02/19	8
	04/25/19	05/03/19	8
	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
	05/07/19	05/15/19	8
	05/08/19	05/16/19	8
	05/09/19	05/17/19	8
	05/10/19	05/20/19	10
	05/13/19	05/21/19	8
	05/28/19	06/05/19	8
	05/29/19	06/06/19	8
	05/30/19	06/07/19	8
	05/31/19	06/10/19	10
	06/03/19	06/11/19	8
	07/01/19	07/09/19	8
	07/02/19	07/10/19	8
	07/03/19	07/11/19	8
	07/04/19	07/12/19	8
	07/05/19	07/15/19	10
	10/08/19	10/16/19	8
	10/09/19	10/17/19	8
	10/10/19	10/18/19	8
	10/11/19	10/21/19	10
	10/14/19	10/22/19	8
	12/18/19	12/27/19	9
	12/19/19	12/30/19	11
	12/20/19	12/31/19	11
	12/23/19	01/02/20	10
	12/24/19	01/03/20	10

Malaysia	01/29/19	02/07/19	9
	01/30/19	02/08/19	9
	01/31/19	02/11/19	11
	05/30/19	06/07/19	8
	05/31/19	06/10/19	10
	06/03/19	06/11/19	8

Morocco	08/07/19	08/15/19	8
	08/08/19	08/16/19	8
	08/09/19	08/19/19	10
	11/04/19	11/13/19	9
	11/05/19	11/14/19	9

Country	Trade Date	Settlement Date	Number of Days to Settle
Namibia	03/14/19	03/22/19	8
	03/15/19	03/25/19	10
	03/18/19	03/26/19	8
	03/19/19	03/27/19	8
	03/20/19	03/28/19	8
	04/12/19	04/23/19	11
	04/15/19	04/24/19	9
	04/16/19	04/25/19	9
	04/17/19	04/26/19	9
	04/18/19	04/29/19	11
	04/24/19	05/02/19	8
	04/25/19	05/03/19	8
	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
	05/23/19	05/31/19	8
	05/24/19	06/03/19	10
	05/27/19	06/04/19	8
	05/28/19	06/05/19	8
	05/29/19	06/06/19	8
	06/10/19	06/18/19	8
	06/11/19	06/19/19	8
	06/12/19	06/20/19	8
	06/13/19	06/21/19	8
	06/14/19	06/24/19	10
	08/02/19	08/12/19	10
	08/05/19	08/13/19	8
	08/06/19	08/14/19	8
	08/07/19	08/15/19	8
	08/08/19	08/16/19	8
	08/19/19	08/27/19	8
	08/20/19	08/28/19	8
	08/21/19	08/29/19	8
	08/22/19	08/30/19	8
	08/23/19	09/02/19	10
	09/17/19	09/25/19	8
	09/18/19	09/26/19	8
	09/19/19	09/27/19	8
	09/20/19	09/30/19	10
	09/23/19	10/01/19	8
	12/03/19	12/11/19	8
	12/04/19	12/12/19	8
	12/05/19	12/13/19	8
	12/06/19	12/17/19	11
	12/09/19	12/18/19	9
	12/11/19	12/19/19	8
	12/12/19	12/20/19	8
	12/13/19	12/23/19	10
	12/18/19	12/27/19	9
	12/19/19	12/30/19	11
	12/20/19	12/31/19	11
	12/23/19	01/02/20	10
	12/24/19	01/03/20	10

New Zealand	04/18/19	04/26/19	8

Norway	04/15/19	04/23/19	8
	04/16/19	04/24/19	8

Oman	08/06/19	08/18/19	12
	08/07/19	08/19/19	12
	08/08/19	08/20/19	12

Country	Trade Date	Settlement Date	Number of Days to Settle
Philippines	12/23/19	01/02/20	10
	12/26/19	01/03/20	8
	12/27/19	01/06/20	10

Qatar	05/30/19	06/09/19	10
	06/02/19	06/10/19	8
	06/03/19	06/11/19	8
	08/06/19	08/14/19	8
	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Russia	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8

Saudi Arabia	08/08/19	08/18/19	10
	08/11/19	08/19/19	8

Taiwan	01/29/19	02/11/19	13
	01/30/19	02/12/19	13

Turkey	05/31/19	06/10/19	10
	06/03/19	06/11/19	8

United Arab Emirates	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Zimbabwe	04/15/19	04/23/19	8
	04/16/19	04/24/19	8
	04/17/19	04/25/19	8
	12/19/19	12/27/19	8
	12/20/19	12/30/19	10

*

These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future. Based on changes in holidays, longer (worse) redemption cycles are possible.